SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The Investment House Funds

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The Investment House Funds

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS

March 15, 2023

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	1
Notice of Special Meeting of Shareholder	2
Proxy Statement	3
Proposal: To Approve an Investment Management Agreement	4
Outstanding Shares and Voting Requirements	9
The Investment House LLC	11
Information on the Operation of the Fund	11
Principal Shareholder	12
Trustees’ Ownership of Fund Shares	12
Other Matters	13
Exhibit A: Management Agreement	14

LETTER FROM THE PRESIDENT

The Investment House Funds

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

February 3, 2023

Dear Shareholder,

I am writing to inform you of an upcoming Special Meeting of the shareholders of The Investment House Growth Fund (the “Fund”), to be held at 10:30 a.m., Eastern time, on Wednesday, March 15, 2023 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At this meeting, you are being asked to vote on the approval of an investment management agreement between the Fund and The Investment House LLC (“TIHL”). The Board of Trustees of your Fund believes that this proposal is in the Fund’s and your best interest.

TIHL has served as investment adviser to the Fund since 2012. Prior to November 27, 2022, I was joint owner of TIHL with Mr. Jed M. Cohen. Following Mr. Cohen’s passing on November 27, I have become the sole owner of TIHL. This ownership transition constituted a “change of control” of TIHL that is deemed an “assignment,” as that term is defined under the Investment Company Act of 1940, as amended, which, in turn, resulted in an automatic termination of the existing investment management agreement between The Investment House Funds (the “Trust”), on behalf of the Fund and TIHL. TIHL continues to serve as the Fund’s investment adviser under an interim management agreement approved by the Board of Trustees of the Trust. I also continue to serve as the portfolio manager of the Fund. Under the interim management agreement, there will be no change in TIHL’s responsibilities, or the management fees paid by the Fund to TIHL. The interim management agreement was unanimously approved by the Board of Trustees on December 7, 2022 and it has a term of 150 days. Assuming Fund shareholders approve the proposed management agreement, I will continue to manage the day-to-day operations of the Fund. As you know, I have served as a portfolio manager to the Fund since its inception and will continue in that role pending your approval. Your approval of the new management agreement with TIHL will not result in a fee increase for you as a shareholder of the Fund.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

The Board of Trustees has approved the proposal described herein and recommends a vote "FOR" the proposal. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us toll free at (866) 416-0552.

I appreciate your consideration of this important proposal. Thank you for investing with the Fund and for your continued support.

Sincerely,

Timothy J. Wahl

President

The Investment House Funds

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THE INVESTMENT HOUSE FUNDS

The Investment House Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 15, 2023

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of The Investment House Growth Fund, a series of The Investment House Funds, will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 15, 2023, at 10:30 a.m., Eastern time, to consider and vote on the following matters:

1.	To approve an investment management agreement with The Investment House LLC. No fee increase will result from approving this proposal.

2.	To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

The Board of Trustees recommends you vote FOR the Proposal identified in this Proxy Statement. Shareholders of record at the close of business on January 20, 2023 are entitled to notice of and to vote at this meeting or any adjournment thereof. A copy of the Proxy Statement is available to you at https://vote.proxyonline.com/investmenthousefunds/docs/2023mtg.pdf. Information on how to vote can be obtained by calling (866) 416-0552. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

By order of the Board of Trustees,

Carol J. Highsmith

Assistant Secretary

February 3, 2023

Please execute the enclosed proxy card and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. You may also vote your shares via the Internet or by Phone. Please see your proxy card for information on how to vote your shares via the Internet or telephone.

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THE INVESTMENT HOUSE FUNDS

SPECIAL MEETING OF SHAREHOLDERS OF

THE INVESTMENT HOUSE GROWTH FUND

To Be Held on March 15, 2023

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of The Investment House Funds (“the Trust”) of proxies for use at the special meeting of shareholders of The Investment House Growth Fund (the “Fund”) or at any adjournment thereof. The principal address of the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. This proxy statement was first mailed to shareholders on or about February 10, 2023.

The purpose of the meeting is to consider the approval of an investment management agreement between the Trust and The Investment House LLC (“TIHL”) with respect to the Fund. At a special meeting of the Board of Trustees (the “Board”) of the Trust held on December 7, 2022, the Board approved a new management advisory agreement (the “New Agreement”) between TIHL and the Trust on behalf of the Fund, subject to shareholder approval. At the same meeting, the Board also approved an interim investment advisory agreement (the “Interim Agreement”) with TIHL to take effect immediately. Pursuant to the Interim Agreement, TIHL can provide advisory services to the Fund for up to 150 days until shareholders approve the New Agreement or if such approval has not occurred by such time the Board will consider what further action to take consistent with its duties under applicable law.

TIHL is a Securities and Exchange Commission registered investment advisory firm formed by Messrs. Jed M. Cohen and Timothy J. Wahl. TIHL has served as investment adviser to the Fund since 2012. Prior to November 27, 2022 TIHL was jointly owned by Mr. Cohen and Mr. Wahl. Following Mr. Cohen’s passing on November 27, TIHL is solely owned by Mr. Wahl. This ownership transition constituted a “change of control” of TIHL that is deemed an “assignment,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), which in turn operated to automatically terminate the existing investment advisory agreement (the “Prior Agreement”) between the Trust and TIHL. As noted above, the Fund is currently being managed under the Interim Agreement and the Interim Agreement has no changes in TIHL’s responsibilities, or the management fees paid by the Fund to TIHL.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

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The Fund has retained AST Fund Solutions to solicit proxies for the Meeting. AST Fund Solutions is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $22,000, and will be paid by TIHL.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL:

TO APPROVE AN INVESTMENT MANAGEMENT AGREEMENT

Background

TIHL has served as investment adviser to the Fund since 2012. Prior to November 27, 2022 TIHL was jointly owned by Mr. Jed M. Cohen and Mr. Timothy J. Wahl. Following Mr. Cohen’s passing on November 27, Mr. Wahl is the sole owner of TIHL. This ownership transition constituted a “change of control” of TIHL that is deemed an “assignment,” as that term is defined under the 1940 Act, which in turn resulted in an automatic termination of the existing investment advisory agreement between the Trust and TIHL. TIHL continues to serve as the Fund’s investment adviser under the Interim Agreement. Mr. Wahl also continues to serve as the portfolio manager of the Fund. Under the Interim Agreement, there are no changes in TIHL’s responsibilities, or the management fees paid by the Fund to TIHL. The Interim Agreement was unanimously approved by the Board at a special meeting of the Board of Trustees held on December 7, 2022.

Also on December 7, 2022, the Board unanimously approved the New Agreement. Mr. Wahl has been a portfolio manager of the Fund since its inception and will continue in that role if the New Agreement is approved. Your approval of the New Agreement with TIHL will not result in a fee increase for you as a shareholder of the Fund.

The Prior Agreement

TIHL has served as the Fund’s investment adviser since 2012, pursuant to the Prior Agreement. The Prior Agreement was initially approved by the Board for a term of two years on June 20, 2012, and was also approved by the Fund’s shareholders on October 12, 2012. The Board most recently approved the continuance of the Prior Agreement on September 20, 2022. The following table shows the advisory fees paid to TIHL during the most recent three fiscal years ended July 31, 2020, 2021, and 2022.

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Fiscal Year Ended	Advisory Fees Paid
July 31, 2020	$1,879,113
July 31, 2021	$2,684,506
July 31, 2022	$2,816,949

The Interim Agreement

On December 7, 2022, the Board, including all Independent Trustees, unanimously approved the Interim Agreement. The Interim Agreement is dated December 7, 2022 and became effective immediately upon its approval. The Interim Agreement will continue in effect for a term ending on the earlier of 150 days from its effectiveness or the date that shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for the effective date and the term of the agreement. As required by Rule 15a-4 under the 1940 Act, the Interim Agreement has a maximum term of 150 days. If the shareholders of the Fund do not approve the New Agreement within 150 days of December 7, 2022, the Trustees will consider other Fund portfolio management arrangements in accordance with the 1940 Act.

The Terms of the Prior Agreement and the New Agreement

At its December 7, 2022 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between TIHL and the Trust, on behalf of the Fund, and recommended that shareholders approve the New Agreement. It is anticipated that, if approved by shareholders, the New Agreement will become effective on the shareholder meeting date, including any adjournments or postponements (the “Effective Date”). The New Agreement is identical to the Prior Agreement, except with respect to its date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

Fees under the New Agreement will be calculated at the same rate as those charged under the Prior Agreement and those presently charged under the Interim Agreement. The annual rate paid by the Fund is equal to 1.40% of its average daily net assets.

The New Agreement would require TIHL to provide the same services as provided under the Prior Agreement. TIHL will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and placing orders for the execution of such portfolio transactions. TIHL will pay all of the expenses of the Fund except brokerage fees and commissions,

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taxes, borrowing costs, fees and expenses of the Independent Trustees, acquired fund fees and expenses, Rule 12b-1 expenses, if any, and extraordinary expenses.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement. if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund. In either event the continuance of the New Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The New Agreement may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by TIHL. The New Agreement will automatically terminate in the event of its assignment.

The New Agreement and the Prior Agreement subject TIHL to the same standard of care and liability. The New Agreement, like the Interim Agreement and the Prior Agreement, provides that TIHL will not be liable for any act or omission in connection with the services that it provides to the Fund or for any losses that may be sustained, absent TIHL’s willful misfeasance, bad faith or gross negligence, or its reckless disregard of its obligations and duties under the New Agreement.

Evaluation by the Board of Trustees

At a meeting held on December 7, 2022, the Board of Trustees unanimously approved the New Agreement. The Trustees were advised by legal counsel of their statutory, fiduciary and other legal obligations in evaluating and approving the New Agreement and the Trustees requested such information from TIHL as they deemed reasonably necessary to evaluate the terms of the New Agreement and whether the New Agreement is in the best interests of the Fund and its shareholders. The Trustees relied in part on information provided by TIHL at their September 20, 2022 Board Meeting where the Board reviewed and approved the continuation of the Existing Agreement for another annual term and on written confirmation from TIHL that there were no material changes to any of the information provided, other than the passing of Mr. Cohen. The Trustees reviewed: (i) the investment performance of the Fund and TIHL; (ii) the nature, extent and quality of the services provided by TIHL; (iii) the costs of the services provided and the profits realized by TIHL and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders; and (vi) whether the Fund’s advisory fee is reasonable in comparison to fees paid by other funds in its peer group and in absolute terms. The Trustees reviewed the background, qualifications, education and experience of TIHL’s primary investment and key operational personnel. The Trustees discussed TIHL’s succession planning efforts, especially as it relates to the portfolio management team. The Trustees also discussed and considered the quality of administrative and other services provided to the Trust, TIHL’s compliance program, and TIHL’s role in coordinating such services and programs. The Independent Trustees were advised by experienced legal counsel throughout the process. Prior to voting, the Independent Trustees reviewed the proposed New Agreement with management and also met in a private session with legal counsel at which no representatives of TIHL were present.

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Nature, extent and quality of services

The Independent Trustees discussed the responsibilities of TIHL under the New Agreement, noting that TIHL is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Independent Trustees reviewed TIHL’s Form ADV (Parts 1, 2, and 3) and biographical information on each of TIHL’s key personnel from its investment management and compliance teams. They discussed TIHL’s ongoing succession planning efforts, especially as it relates to the portfolio management team. The Trustees also considered TIHL’s compliance procedures and its commitment to compliance.

The Independent Trustees considered TIHL’s responsibilities with regards to brokerage selection. The Trustees noted that TIHL does not participate in any “soft dollar” arrangements.

Investment Results

The Independent Trustees reviewed information regarding the Fund’s historical performance as compared to the S&P 500 Index (its primary benchmark) and to other relevant averages. The Independent Trustees discussed the Fund’s performance for the one-year, five-year, and ten-year periods ended June 30, 2022, noting that the Fund performed lower than the index for each of these periods. The Trustees also observed that the Fund underperformed compared to the average and median of all large cap growth funds, the Fund’s peer group as assigned by Morningstar, for the one-year and five-year periods, and outperformed for the ten-year period. They also noted that the Fund underperformed as compared to the average and median of large cap growth funds with assets under $300 million for the one-year and five-year periods, and outperformed for the ten-year period. With regard to longer-term performance through August 31, 2022, the Trustees noted that the Fund outperformed the index for the 15-year and 20-year periods and for the period since inception of the Fund.

Advisory fees and total expenses

In reviewing the advisory fee and total expense ratio of the Fund, the Independent Trustees were provided with comparative expense and advisory fee information for equity funds classified by Morningstar as large cap growth funds. The Independent Trustees considered the Fund’s fee arrangement in which TIHL is responsible for paying most of the Fund’s ordinary operating expenses out of its resources, noting that comparisons with the Fund’s overall expense ratio may be more relevant than comparisons of advisory fees only. The Independent Trustees specifically noted that the Fund’s total expense ratio of 1.41% is higher than the average and median expense ratios of all funds classified by Morningstar as large cap growth (1.00% and 0.92%, respectively) and the average and median expense ratios of those funds within the Morningstar large cap growth category that are true no-load funds having less than $300 million in assets (0.93% and 0.90%, respectively).

Because TIHL does not serve as investment adviser to any other funds, the Independent Trustees also reviewed information regarding the advisory fees charged by TIHL to its non-fund clients with similar investment mandates. They noted that TIHL’s non-fund clients fee schedule ranges from 1.00%

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to 1.50% per annum depending on the level of assets managed by TIHL. The Independent Trustees also considered the significant investment, operational and regulatory differences between advising a mutual fund and non-fund client accounts.

The Independent Trustees next reviewed TIHL’s analysis of its expected profitability with respect to the New Agreement and TIHL’s balance sheet as of July 31, 2022. The Independent Trustees noted that TIHL’s profitability analysis indicates that TIHL earned what they considered to be a modest net profit (without taking into account marketing and distribution expenses) with respect to the Prior Agreement for the period covered by the analysis. The Independent Trustees also concluded that TIHL possesses the financial resources necessary to serve as investment adviser to the Fund.

Ancillary benefits

The Independent Trustees considered the ancillary benefits that TIHL may receive with regard to providing advisory services to the Fund and concluded that, in light of the amounts involved, these factors are only secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

Economies of Scale

The Independent Trustees considered economies of scale, noting that at the present time the Fund has not realized any significant economies of scale. They observed that as the Fund continues to grow in assets, this factor will become more relevant to their consideration process and it may become necessary at some future point for TIHL to consider adding breakpoints to the New Agreement.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Independent Trustees concluded that: (i) based on both the short-term and long-term performance of the Fund and the consistent application of the Fund’s investment strategies, as well as the other services provided under the Prior Agreement and contemplated by the New Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believe that TIHL has provided and will continue to provide quality services to the Fund; (ii) the Fund’s overall expense ratio of 1.41% is reasonable compared to comparably managed funds, and in light of the Fund’s performance as compared to its benchmark and its peers; (iii) comparisons between the advisory fees payable to TIHL with other comparably managed funds are not particularly meaningful due to TIHL’s commitment to pay most of the Fund’s ordinary operating expenses out of TIHL’s own resources; and (iv) the advisory fees charged by TIHL to the Fund were within the range of advisory fees charged by TIHL to its non-fund client accounts. The Independent Trustees discussed the significant differences between the services provided by TIHL to the Fund and those provided to the privately managed accounts. The Independent Trustees also discussed economies of scale, deciding that at the present time it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Independent Trustees did note

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that if the Fund grows significantly in assets it may become necessary for TIHL to consider adding fee breakpoints to the Agreement. The Independent Trustees also considered the “fallout benefits” to, and the profitability of, TIHL but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to approve the New Agreement for an initial two-year period.

Section 15(f) of the 1940 Act

The Board and TIHL intend for the change of control described herein to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a change of control of the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the change of control described herein.

Second, during the three-year period after the change of control, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. Currently, at least 75% of the Trustees are not “interested persons”, and the Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" for the three-year period following the change of control.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW AGREEMENT.

Outstanding Shares and Voting Requirements

The Board of Trustees has fixed the close of business on January 20, 2023 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the Record Date, there were 3,187,983.354

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shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

The vote of a majority of the outstanding shares of the Fund is required for approval of the New Agreement. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the Fund’s outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the Fund for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the Proposal.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the Proposal. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal. However, because the Proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the Proposal.

The Trustees of the Fund intend to vote all of their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 3.03% of the Fund’s outstanding shares on the Record Date.

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The Investment House LLC

The Investment House LLC, 5940 S. Rainbow Blvd, Suite 400, PMB 57150, Las Vegas, NV 89118, is a limited liability company organized in the state of Delaware. In addition to serving as investment adviser to the Fund, TIHL provides investment advisory services to high net worth individuals and pension and profit sharing plans.

TIHL started operations in May 2012, and the sole owner is Timothy J. Wahl. The address and principal occupation of each principal executive officer of TIHL are set forth in the table below. Mr. Timothy J. Wahl also serves as President and Trustee of the Fund.

Name and Address	Principal Occupation
Timothy J. Wahl 5940 S. Rainbow Blvd. Suite 400 PMB 57150 Las Vegas, NV 89118	Managing Member of TIHL
David L. Kahn 5940 S. Rainbow Blvd. Suite 400 PMB 57150 Las Vegas, NV 89118	Chief Compliance Officer of TIHL

Each person listed below is a Trustee and/or officer of the Trust and an employee of TIHL:

Position with

Employee Name                          the Trust

Timothy J. Wahl                                Trustee and President

David L. Kahn                                     Secretary and Chief

                                                           Compliance Officer

Information on the Operation of the Fund

Distribution of Shares. Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, serves as the Fund’s principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the Fund’s administrator, transfer agent and fund accountant.

Administration and Other Services. The Fund has entered into agreements with Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, whereby

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Ultimus is responsible for the provision of administration, fund accounting and transfer agent and shareholder services to the Fund. Ultimus is the parent company of the Distributor.

Custodian. U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian of the Fund’s investments.

Annual Report and Proxy Statement. The Fund will furnish, without charge, a copy of its most recent annual report upon request. To request the annual report, please call toll free at 1-888-456-9518, or write The Investment House Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The Fund’s Annual Report and Proxy Statement are available for download at www.tihfunds.com.

Principal Shareholder

As of the Record Date, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 844,326.049 shares, or 26.48% of the outstanding shares of the Fund. Since Schwab’s ownership is in record form it is not considered a “control” shareholder for purposes of this shareholder meeting. The Fund is not aware of a shareholder that owns beneficially more than 5% of the Fund’s outstanding shares.

Trustees’ Ownership of Fund Shares

The following table shows the ownership of Fund shares, either of record or beneficially, by each Trustee of the Fund as of the Record Date.

Name and Address of Trustee	Number of Shares Owned	Percentage Ownership of Fund Shares
Timothy J. Wahl 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	4113.562	**
Darrin F. DelConte 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	7965.375	**
Nicholas G. Tonsich 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	82,465.794	2.59%
Michael A. Zupanovich 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	None	N/A

** Trustee owns less than 1% of the outstanding shares of the Fund.

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Other Matters

The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to David L. Kahn, Secretary of The Investment House Funds, 5940 S. Rainbow Blvd., Suite 400, PMB 57150, Las Vegas, NV 89118.

By Order of the Board of Trustees,

Carol J. Highsmith Assistant Secretary

Date: February 3, 2023

Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote your shares via the Internet or by telephone. Please see your proxy card for information on how to vote your shares via the internet or telephone.

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EXHIBIT A

MANAGEMENT AGREEMENT

TO:      The Investment House LLC.

5940 S. Rainbow Blvd, Suite 400

PMB 57150

Las Vegas, NV 89118

Dear Sirs:

The Investment House Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company. The Trust currently offers one series of shares to investors, The Investment House Growth Fund (the “Fund”).

You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

2.       ALLOCATION OF CHARGES AND EXPENSES

You will pay all operating expenses of the Fund not specifically assumed by the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund. For purposes of this Agreement, “operating expenses of the Fund” shall not include advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or

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distribution of the Fund’s shares (including expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.       COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made by you as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.40% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by

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the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.       LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date it is approved by shareholders of the Fund, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

7.       AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

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       8.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “The Investment House Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

9.       SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

10.       QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

11.       NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246, and your address for this purpose shall be 5940 S. Rainbow Blvd, Suite 400, PMB 57150, Las Vegas, NV 89118.

12.       COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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13.       BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

14.       CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

THE INVESTMENT HOUSE FUNDS

By:

Print Name: Timothy J. Wahl

Title: President

Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

THE INVESTMENT HOUSE LLC.

By:

Print Name: Timothy J. Wahl

Title: President

Date:

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The *Investment House* Growth Fund

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-416-0552 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The Investment House Growth Fund

The undersigned, revoking prior proxies, hereby appoints Carol Highsmith and Wade Bridge, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of The Investment House Growth Fund (the "Fund") to be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 15, 2023, at 10:30 a.m. Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-416-0552**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 15, 2023. The proxy statement for this meeting is available at:

vote.proxyonline.com/investmenthousefunds/docs/2023mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

The Investment House Growth Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK THE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]